Acquisitions and Dispositions (Tables)	12 Months Ended
Dec. 31, 2012
Acquisitions and Dispositions [Abstract]
Schedule of fair value of consideration transferred
The aggregate acquisition-date fair value of the purchase consideration transferred for the acquisition of Horizon Bay was approximately $10.7 million which consisted of the following (dollars in thousands):

Fair value of consideration transferred
Cash	$6,500
Common stock (96,862 shares)	1,538
Contingent consideration	2,708
Total	$10,746

Schedule of purchase price allocation
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date (dollars in thousands):

Purchase price allocation
Current assets	$24,064
Property and equipment	2,167
Acquired lease intangibles	5,965
Current liabilities	(15,979)
Long-term debt	(1,821)
Other liabilities	(1,482)
Deferred tax liability	(822)
Gain on acquisition	(1,346)
Total	$10,746